Financial Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2011
Financial Instruments And Hedging Activities [Abstract]
Financial Instruments And Hedging Activities

Note 6 - Financial Instruments and Hedging Activities

Fair Value of Financial Instruments

As of December 31, 2011 and 2010, the fair values of cash and cash equivalents, restricted cash held in escrow, accounts receivable and accounts payable approximated their carrying values because of the short-term nature of these instruments. The estimated fair values of other financial instruments subject to fair value disclosures were determined based on available market information and valuation methodologies we believe to be appropriate for these purposes. Considerable judgment and a high degree of subjectivity are involved in developing these estimates. These are our best estimates; however, they may differ from the actual amounts that we could realize upon disposition. The following table summarizes these financial instruments (in thousands).

	Balances as of December 31, 2011		Balances as of December 31, 2010
	Carrying Amounts	Estimated Fair Value	Carrying Amounts	Estimated Fair Value
Notes receivable(1)	$1,053	$1,058	$1,222	$1,423
Borrowings(1):
Senior unsecured revolving credit facility	$—	$—	$51,000	$51,000
Fixed rate debt(2)	$1,077,783	$1,218,321	$935,122	$977,258
Variable rate debt	$175,000	$174,979	$225,237	$224,304
Interest rate contracts:
Interest rate swaps(3)	$(26,746)	$(26,746)	$(10,109)	$(10,109)

(1)

The fair values of our notes receivable and borrowings were estimated using a discounted cash flow methodology. Credit spreads and market interest rates used to determine the fair value of these instruments are based on unobservable Level 3 inputs which management has determined to be its best estimate of current market values.

(2)

The carrying amount of our fixed rate debt includes premiums and discounts as a result of the difference between the fair value and face value of debt assumed in connection with our acquisition activities.

(3)

The fair value of our interest rate swap is determined using the market standard methodology of netting the discounted future fixed cash flows and the discounted expected variable cash flows based on an expectation of future interest rates derived from Level 2 observable market interest rate curves. We also incorporate a credit valuation adjustment, which is derived using unobservable Level 3 inputs, to appropriately reflect both our nonperformance risk and the respective counterparty's nonperformance risk in the fair value measurement. For further discussion on the fair value of our interest rate swap, see Note 2—Significant Accounting Policies.

The following table displays a reconciliation of liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2011 and 2010. During the same periods, we had no assets measured at fair value on a recurring basis. The table also displays gains and losses due to changes in fair value, including both realized and unrealized, recognized in the Consolidated Statements of Operations for Level 3 liabilities. When assets and liabilities are transferred between levels, we recognize the transfer at the beginning of the period.

	For the Year Ended December 31,
	2011	2010
Level 3 Liabilities:	(in thousands)
Interest Rate Swaps:
Beginning balance at January 1	$(10,109)	$(4,070)
Net unrealized loss included in accumulated other comprehensive loss	(16,637)	(7,358)
Realized losses (effective portion) recognized in interest expense	—	1,319

Ending balance at December 31	$(26,746)	$(10,109)

Hedging Activities

To manage interest rate risk for variable rate debt and issuances of fixed rate debt, we primarily use treasury locks and interest rate swaps as part of our cash flow hedging strategy. These derivatives are designed to mitigate the risk of future interest rate increases by providing a fixed interest rate for a limited, pre-determined period of time. During 2011, such derivatives have been used to hedge the variability in existing and future interest expense associated with existing variable rate borrowings and forecasted issuances of debt, which may include the issuances of new debt, as well as refinancing of existing debt upon maturity.

As of December 31, 2011, we had one forward-starting swap in place to hedge the variability of future cash flows associated with forecasted issuances of debt. This derivative has a notional value of $90.0 million, a LIBOR based swap strike rate of 5.43%, an effective date of June 2012 and a maturity date of September 2012. The associated counterparty is PNC Bank, NA.

We measure our derivative at fair value, which was a liability of approximately $26.7 million and $10.1 million as of December 31, 2011 and 2010, respectively, included in "Other liabilities" in our Consolidated Balance Sheets. The fair value of the derivative was determined using Level 2 and 3 inputs. The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in "Accumulated other comprehensive loss" and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings and is recorded as "Interest and other income" in our Consolidated Statements of Operations. During the years ended December 31, 2011, 2010 and 2009, we recorded no ineffectiveness.

During the years ended December 31, 2011 and 2010, we recorded approximately $16.6 million and $7.4 million, respectively, of net unrealized losses, including the noncontrolling interests' portions of $1.6 million and $0.8 million, respectively, in "Accumulated other comprehensive loss" as a result of the change in fair value of our outstanding hedges. As of December 31, 2011 and 2010, the "Accumulated other comprehensive loss" balances pertaining to the hedges were losses of approximately $32.6 million and $17.0 million, respectively, including the noncontrolling interests' portion.

Amounts reported in "Accumulated other comprehensive loss" related to derivatives will be amortized to "Interest expense" as interest payments are made on our current debt and anticipated debt issuances. During the next 12 months, we estimate that approximately $2.6 million will be reclassified from "Accumulated other comprehensive loss" to "Interest expense" resulting in an increase in such expense.